                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  February 4, 2003

                  Lumenon Innovative Lightwave Technology, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-27977                  98-0213257
  (State or Other Jurisdiction         (Commission              (IRS Employer
        of Incorporation)              File Number)            Identification No.)

8851 Trans-Canada Highway, St. Laurent, Quebec, Canada            H4S 1Z6
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (514) 331-3738

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.

         On February 6, 2003, Lumenon Innovative Lightwave Technology, Inc. issued the press release which is attached hereto as Exhibit 99.1 and which is incorporated into this Item 5 by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The exhibit filed as part of this Current Report on Form 8-K is listed on the Exhibit Index immediately preceding such exhibit, which Exhibit Index is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LUMENON INNOVATIVE LIGHTWAVE
                                               TECHNOLOGY, INC.

Date: February 6, 2003                         By:      /s/ Gary S. Moskovitz
                                                   -----------------------------
                                                   Name: Gary S. Moskovitz
                                                   Title: President and Chief
                                                          Executive Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1*         Press Release dated February 6, 2003.

-------------------
*    Filed herewith.